SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 22, 1998
                                                   (December 30, 1997)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



          0-19671                                                65-0273162
          -------                                                ----------
Commission File Number                                         I.R.S. Employer
                                                              Identification No.


                 12161 Lackland Road, St. Louis, Missouri 63146
                 ----------------------------------------------
                     Address of Principal Executive Offices


Registrant's telephone number, including area code:  (314) 469-3220

                                EXPLANATORY NOTE

This  filing  amends certain  previously-filed  information  contained in Item 7
(b).  No other items have been amended.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (b) Pro Forma Financial Information.

          The following   unaudited  pro  forma  condensed   combined  financial
          statements are filed with this report, beginning on page 4:

          1) LaserSight Incorporated Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

          2) LaserSight Incorporated Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine month period ended September 30, 1997.

          3) LaserSight Incorporated Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996.

          4) LaserSight Incorporated Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LaserSight Incorporated



Date:   January 22, 1998                       By:  /s/ Gregory L. Wilson
                                                   -----------------------
                                                   Gregory L. Wilson
                                                   Chief Financial Officer


                         PRO FORMA FINANCIAL INFORMATION

                    LASERSIGHT INCORPORATED AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                       Pro Forma
                                                                                      Adjustments
                                                                ----------------------------------------------------
                                                Historical           MEC               LSIA              Other           Pro Forma
                                              ----------------  ---------------   ---------------    ---------------   -------------
ASSETS
Current Assets
   Cash and cash equivalents                   $  1,164,158     $  (497,319) (1)  $   (33,756) (1)    $ 3,000,000 (3)    $ 3,633,083
   Marketable equity securities                           -               -                 -           6,200,000 (4)      6,200,000
   Accounts receivable - trade, net               3,840,332            (360) (1)     (577,592) (1)              -          3,262,380
   Notes receivable - current portion, net        3,711,675               -                 -                   -          3,711,675
   Inventories                                    3,991,541               -                 -                   -          3,991,541
   Other current assets                           1,169,719          (4,843) (1)     (234,974) (1)              -            929,902
                                               -------------    ----------------  ---------------    ----------------    -----------
     Total Current Assets                        13,877,425        (502,522)         (846,322)          9,200,000         21,728,581

Restricted cash                                   3,200,000               -                 -                   -          3,200,000
Notes receivable, less current portion, net       3,538,268               -                 -                   -          3,538,268
Property and equipment, net                       2,214,293        (155,857) (1)     (689,906) (1)              -          1,368,530
Goodwill, net                                    14,783,566      (6,004,459) (1)   (1,570,459) (1)              -          7,208,648
Patents, net                                     11,462,339               -                 -                   -         11,462,339
Other assets, net                                 5,719,558        (137,500) (1)            -                   -          5,582,058
                                               -------------    ----------------  ----------------   ----------------    -----------
Total Assets                                   $ 54,795,449     $(6,800,338)      $(3,106,687)        $ 9,200,000        $54,088,424
                                               =============    ================  ================   ================    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Accounts payable                            $  2,525,677     $  (775,822) (1)  $   (44,664) (1)    $         -        $ 1,705,191
   Note payable, less discount                    3,677,778               -                 -          (3,500,000) (3)       177,778
   Current portion of capital lease obligation      224,549               -          (224,549) (1)              -                  -
   Accrued expenses                               1,748,266         (78,478) (1)       (7,188) (1)         400,000 (5)     2,062,600
   Accrued commissions                            1,110,529               -                 -                   -          1,110,529
   Income taxes payable                                   -               -                 -            1,558,648 (6)     1,558,648
   Other current liabilities                         63,998         (18,663) (1)      (22,500) (1)              -             22,835
                                               -------------    ----------------  ----------------   ----------------   ------------
     Total Current Liabilities                    9,350,797        (872,963)         (298,901)         (1,541,352)         6,637,581

Refundable deposits                                 203,000               -                 -                   -            203,000
Accrued expenses, less current portion              590,369               -                 -                   -            590,369
Deferred income taxes                               570,296               -                 -                   -            570,296
Long-term obligations                               971,018               -          (471,018) (1)              -            500,000

Redeemable convertible preferred stock           14,374,027               -                 -                   -         14,374,027

Stockholders' Equity                             28,735,942      (5,927,375) (7)   (2,336,768) (7)      10,741,352 (7)    31,213,151
                                               -------------    ----------------  ----------------   ----------------  -------------
Total Liabilities and Stockholders' Equity     $ 54,795,449     $(6,800,338)      $(3,106,687)        $  9,200,000     $  54,088,424
                                               =============    ================  ================   ================  =============



                         PRO FORMA FINANCIAL INFORMATION

                    LASERSIGHT INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                 Pro Forma
                                                                                Adjustments
                                                          -----------------------------------------------------
                                       Historical               MEC                 LSIA                Other           Pro Forma
                                     ----------------    ----------------     ----------------      -------------     -------------


REVENUES, Net                         $  18,083,073      $ (6,268,133) (2)    $ (2,442,268) (2)             -         $  9,372,672

COST OF SALES                             2,934,001                 -                    -                  -            2,934,001
PROVIDER PAYMENTS                         4,450,855        (4,450,855) (2)               -                  -                   -
                                     ----------------    ----------------     ----------------       --------------   -------------

GROSS PROFIT                             10,698,217        (1,817,278)          (2,442,268)                 -            6,438,671

RESEARCH, DEVELOPMENT AND
   REGULATORY EXPENSES                    1,729,153                 -                    -                  -            1,729,153

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                              13,568,380        (1,533,202) (2)      (2,244,422) (2)             -            9,790,756
                                     ----------------    ----------------     ----------------       --------------   -------------

LOSS FROM OPERATIONS                    (4,599,316)          (284,076)            (197,846)                 -          (5,081,238)

OTHER INCOME AND EXPENSES:
   Interest and dividend income             292,272           (33,496) (2)         (24,106) (2)             -              234,670
   Interest expense                       (911,966)                 -                71,675 (2)       (87,372) (8)       (927,663)
   Gain on sale of subsidiaries                  -                  -                    -                                      -
   Other                                  (280,400)                 -                    -                               (280,400)
                                     ----------------    ----------------     ----------------       --------------   -------------

NET LOSS BEFORE INCOME TAXES            (5,499,410)          (317,572)            (150,277)           (87,372)         (6,054,631)

INCOME TAX EXPENSE                               -                  -                    -                  -                   -
                                     ----------------    ----------------     ----------------       --------------   -------------

NET LOSS                                (5,499,410)          (317,572)            (150,277)           (87,372)         (6,054,631)

CONVERSION DISCOUNT ON PREFERRED
   STOCK                                   (41,573)                 -                    -                  -             (41,573)

PREFERRED STOCK DIVIDEND
  REQUIREMENTS                             (13,350)                 -                    -                  -             (13,350)
                                     ----------------    ----------------     ----------------      ----------------  -------------

LOSS ATTRIBUTABLE TO COMMON
  STOCKHOLDERS                        $ (5,554,333)     $    (317,572)        $   (150,277)         $ (87,372)        $(6,109,554)
                                     ================    ================     ================      ================  =============

LOSS PER COMMON SHARE
   Primary:                           $      (0.59)                                                                   $     (0.65)
   Assuming full dilution:            $      (0.59)                                                                   $     (0.65)

WEIGHTED AVERAGE NUMBER
   OF SHARES OUTSTANDING
   Primary:                               9,342,000                                                                      9,342,000
   Assuming full dilution:                9,390,000                                                                      9,390,000




                         PRO FORMA FINANCIAL INFORMATION

                    LASERSIGHT INCORPORATED AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                                                                 Pro Forma
                                                                                Adjustments
                                                                    ----------------------------------
                                                 Historical              MEC                    LSIA              Pro Forma
                                               ---------------    -----------------      -----------------     -----------------


REVENUES, Net                                  $  21,503,990      $  (6,179,419) (2)     $  (1,703,524) (2)      $  13,621,047


COST OF SALES                                      3,415,276                  -                      -               3,415,276
PROVIDER PAYMENTS                                  4,221,599         (4,221,599) (2)                 -                      -
                                               ---------------    -----------------      -----------------     -----------------

GROSS PROFIT                                      13,867,115         (1,957,820)            (1,703,524)             10,205,771

RESEARCH, DEVELOPMENT AND
   REGULATORY EXPENSES                             1,720,246                  -                      -               1,720,246

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                                       17,107,218         (1,725,096) (2)        (1,562,288) (2)         13,819,834
                                               ---------------    -----------------      -----------------     -----------------

LOSS FROM OPERATIONS                             (4,960,349)           (232,724)              (141,236)            (5,334,309)

OTHER INCOME AND EXPENSES:
   Interest and dividend income                      314,287            (35,978) (2)           (15,454) (2)            262,855
   Interest expense                                (151,634)                  -                  55,075 (2)           (96,559)
   Gain on sale of subsidiaries                           -                   -                      -                      -
   Other                                           (415,681)               8,299 (2)                 -               (407,382)
                                               ---------------    -----------------      -----------------     -----------------

NET LOSS BEFORE INCOME TAXES                     (5,213,377)           (260,403)              (101,615)            (5,575,395)


INCOME TAX BENEFIT                               (1,139,008)                  -                      -             (1,139,008)

                                               ---------------    -----------------      -----------------     -----------------

NET LOSS                                         (4,074,369)           (260,403)              (101,615)            (4,436,387)

CONVERSION DISCOUNT ON PREFERRED
   STOCK                                         (1,010,557)                  -                      -             (1,010,557)


PREFERRED STOCK DIVIDEND
  REQUIREMENTS                                     (358,618)                  -                      -               (358,618)
                                               ---------------    -----------------      -----------------     -----------------

LOSS ATTRIBUTABLE TO COMMON
  STOCKHOLDERS                                 $ (5,443,544)      $    (260,403)         $    (101,615)          $  (5,805,562)
                                               ===============    =================      =================     =================

LOSS PER COMMON SHARE
   Primary:                                    $      (0.69)                                                     $       (0.74)
   Assuming full dilution:                     $      (0.61)                                                     $       (0.65)

WEIGHTED AVERAGE NUMBER
   OF SHARES OUTSTANDING
   Primary:                                        7,893,000                                                          7,893,000
   Assuming full dilution:                         8,423,000                                                          8,423,000


                    LASERSIGHT INCORPORATED AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The unaudited pro forma condensed balance sheet as of September 30, 1997 has been prepared assuming that the disposition had occurred as of that date. Pro forma unaudited condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 have been prepared assuming that the disposition had occurred as of the beginning of the year ended December 31, 1996. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of results that would have occurred had the disposition been consummated as of the beginning of the year ended December 31, 1996 or that which might be attained in the future.

Pro forma adjustments are as follows:

1. To eliminate the assets and liabilities included in the balance sheet of MEC and LSIA as of September 30, 1997.

2. To eliminate revenue and expenses related to MEC and LSIA for the entire period.

3. To reflect cash proceeds from the transaction of $6.5 million after note payable pay down of $2.0 million and payoff of $1.5 million in line of credit borrowings made subsequent to September 30, 1997 that were outstanding at December 30, 1997.

4. To reflect receipt of $6.5 million in Vision 21 shares net of estimated purchase price adjustments of $300,000. Such adjustments consist of estimated operating profits of MEC and LSIA for the month of December 1997 of $125,000 and a contingency for possible additional adjustments of $175,000.

5. To reflect the accrual of estimated transaction costs of $400,000. Such costs include estimated legal, tax, and accounting fees of $175,000, estimated severance costs of $175,000 related to two LSIA executives and a contingency for other sale-related costs of $50,000.

6. To reflect income tax liabilities resulting from the transaction at statutory rates, which may differ from actual effective tax rates.

7. The pro forma gain on the sale of MEC and LSIA assumes the transaction occurred on September 30, 1997. Such gain reflects the $13.0 million sale price less $0.7 million in estimated post-closing adjustments ($300,000, see Note 4 above) and estimated transaction costs ($400,000, see Note 5 above), for a net selling price of $12.3 million. Deducted from such net selling price are the net book value at September 30, 1997 of MEC (approximately $5.9 million) and LSIA (approximately $2.3 million), and the pro forma income tax liabilities at statutory rates of approximately $1.5 million, resulting in a pro forma gain on the sale of MEC and LSIA of approximately $2.5 million. Such pro forma gain will vary from the actual gain based on the actual effective income tax rates, the change in net book value of MEC and LSIA from September 30, 1997 to November 30, 1997 and the actual post-closing adjustments and transaction costs. The Company estimates its gain will approximate $1.5 million.

8. To reflect increased amortization of deferred financing costs and discount on note payable based on the termination date of June 15, 1998 for the restructured Foothill credit facility.